Filed under Rule 497(e)

Registration No. 002-86188

ANCHOR SERIES TRUST

Growth Portfolio

(the “Portfolio”)

Supplement to the Statutory Prospectus Dated May 1, 2014

The following changes to the Portfolio are effective June 9, 2014:

In the Portfolio Summary, under Principal Investment Strategies of the Portfolio, the principal investment strategy is deleted in its entirety and replaced with the following:

The Portfolio’s principal investment strategy is to invest in common stocks of companies that are widely diversified by industry and company.

The Portfolio may principally invest in equity securities of companies of any market capitalization, including small and medium-sized companies. The Portfolio may also invest in foreign equity securities, including depositary receipts (up to 25% of total assets).

The Growth Portfolio uses multiple underlying components that are managed separately in different styles, but all separately focused on bottom-up investment analysis. The Portfolio seeks to obtain its objective by combining these different component styles. The sub-adviser is responsible for allocating assets among the components and making decisions as to which portfolio management approaches are incorporated into the Portfolio. Each component is focused on total return or growth of capital and is managed according to a distinct investment process. Together the strategies provide an opportunistic, flexible and diversified profile representing a wide range of investment philosophies, companies, industries and market capitalizations.

In the Portfolio Summary, the section Principal Risks of Investing in the Portfolio is supplemented with the following risk:

Asset Allocation Risk. The risk that if the Portfolio’s strategy for allocating assets among different asset classes does not work as intended, the Portfolio may not achieve its objective or may underperform other funds with similar investment strategies. The investment styles employed by the portfolio managers may not be complementary, which could adversely affect the performance of the Portfolio.

In the Portfolio Summary, under Investment Adviser, the table following the caption “Portfolio Managers” is hereby deleted and replaced with the following:

Name	Portfolio Manager of the Portfolio Since	Title
Kent M. Stahl, CFA	2014	Senior Vice President and Director of Investments and Risk Management

Gregg R. Thomas, CFA	2014	Senior Vice President and Director of Risk Management

The following is also added to the Risk Terminology section in the Glossary:

Asset Allocation Risk. The risk that if a Portfolio’s strategy for allocating assets among different asset classes does not work as intended, such Portfolio may not achieve its objective or may underperform other funds with similar investment strategies. The investment styles employed by a Portfolio’s portfolio managers may not be complementary, which could adversely affect the performance of a Portfolio.

Under Additional Information About the Portfolios’ Investment Strategies and Investment Risks, the section Investment Selection is deleted in its entirety and replaced with the following:

Investment Selection

Each Portfolio, other than the Asset Allocation, Multi-Asset, Strategic Multi-Asset, Government and Quality Bond, and Growth Portfolios, buys and sells securities based on bottom-up investment analysis and individual security selection, with an aim to uncover opportunities with potential for price appreciation. A bottom-up investment approach searches for outstanding performance of individual stocks before considering the impact of economic or industry trends. Each Portfolio is managed using a proprietary fundamental analysis in order to select securities which are deemed to be consistent with the Portfolio’s investment objective and are priced attractively. Fundamental analysis of a company involves the assessment of such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues, dividends, and other related measures of value. Securities are sold when the investment has achieved its intended purpose, or because it is no longer considered attractive.

The Growth Portfolio uses multiple underlying components that are managed separately in different styles, but all separately focused on bottom-up investment analysis. Underlying equity strategies are combined based on a variety of factors, leveraging the experience of the portfolio management team at the overall Portfolio level in risk management and portfolio construction. These portfolio construction techniques incorporate a qualitative understanding of each underlying portfolio manager and their process along with quantitative techniques such as alpha correlation, style analysis, risk profile analysis and scenario/market environment analysis. Wellington Management structures the overall portfolio in an attempt to minimize market factor and style biases and seeks to obtain the overall Portfolio’s investment objective by combining these different equity strategies into a single Portfolio. Wellington Management expects that the strategies in the aggregate will represent an opportunistic, flexible and diversified fund profile representing a wide range of investment philosophies, companies, industries and market capitalizations. While the individual portfolio managers for the various equity investment strategies are given full discretion to manage their portion of the Portfolio, the overall portfolio management team is responsible for the addition or removal of investment strategies as well as allocating Portfolio assets among the component investment strategies.

Each of the Asset Allocation, Multi-Asset, Strategic Multi-Asset, and Government and Quality Bond Portfolios employ both a bottom-up and a top-down analysis in its investment approach. On an individual security basis, a Portfolio buys and sells securities based on bottom-up investment analysis, with an aim to uncover opportunities with potential for price appreciation. A bottom-up investment approach is described in the preceding paragraph. In addition, each Portfolio is managed using a proprietary top-down macro analysis for asset allocation among its different asset classes, countries, sectors and styles. Top-down macro analysis involves the assessment of such factors as trends in economic growth, inflation and the capital market environment.

In the Management section, under Information about the Subadvisers, the information about Wellington Management Company, LLP (“Wellington Management”) with respect to the Growth Portfolio is deleted and replaced with the following:

The Growth Portfolio is managed by Kent M. Stahl, CFA and Gregg R. Thomas, CFA. As director of Investments and Risk Management, Mr. Stahl conducts research on investment trends and focuses on major risks across equity, asset allocation, hedge fund, and fixed income products, platforms, and clients. Mr. Stahl joined Wellington Management in 1998. As director of Risk Management, Mr. Thomas conducts original research on portfolio and risk-management topics, leads various Wellington Management internal investment oversight processes, and analyzes key trends and investment risks across the equity, fixed income, and asset allocation product suites. Previously, Mr. Thomas was an equity portfolio specialist and analyst at Wellington Management (2002 – 2006). Prior to rejoining the firm in 2002, he worked as a quantitative business analyst at Zurich Scudder Investments (2001), as a business analyst and data analyst in Wellington Management’s Information Services Group (1997 – 2001), and in various financial markets-related positions at IDD Information Services (1993 – 1997).

Please retain this supplement for future reference.

Dated: June 6, 2014

Versions: Master Combined, Combined Version 7, and Version 9 (Class 1 & 3)